                        Collateral Stratification Report
                                 WAMU Jumbo 1-27
                                  15yr CA loans
================================================================================

---------------------------------------------------------------------
Pool Summary                        COUNT         UPB           %
---------------------------------------------------------------------
Non-Conforming                       583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Data as of Date: 2003-01-01
AVG UPB: $498,592.19
GROSS WAC: 5.6359%
NET WAC: 5.386%
% SF/PUD: 97.08%
% FULL/ALT: 71.38%
% CASHOUT: 17.60%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 54.16%
% FICO > 679: 92.57%
% NO FICO: 0.17%
WA FICO: 735
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 100.00%
CALIFORNIA %: 100.00%

---------------------------------------------------------------------
Product Type                        COUNT         UPB           %
---------------------------------------------------------------------
Fixed                                583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Original Balance                    COUNT         UPB           %
---------------------------------------------------------------------
$300,000.01 - $350,000.00             67    $ 22,685,775.74     7.80%
$350,000.01 - $400,000.00            119      44,813,733.22    15.42
$400,000.01 - $450,000.00            108      45,921,567.71    15.80
$450,000.01 - $500,000.00             98      46,859,311.47    16.12
$500,000.01 - $550,000.00             48      25,210,608.69     8.67
$550,000.01 - $600,000.00             29      16,703,067.30     5.75
$600,000.01 - $650,000.00             58      36,697,085.55    12.62
$650,000.01 - $700,000.00              6       4,124,089.84     1.42
$700,000.01 - $750,000.00              5       3,661,822.16     1.26
$750,000.01 - $800,000.00              2       1,577,099.61     0.54
$800,000.01 - $850,000.00             13      10,738,364.31     3.69
$850,000.01 - $900,000.00             11       9,670,476.46     3.33
$900,000.01 - $950,000.00              3       2,765,455.21     0.95
$950,000.01 - $1,000,000.00            6       5,992,937.15     2.06
$1,000,000.01 >=                      10      13,257,849.70     4.56
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Minimum: $  323,000.00
Maximum: $1,500,000.00
Average: $  499,464.92
---------------------------------------------------------------------

---------------------------------------------------------------------
Unpaid Balance                      COUNT         UPB           %
---------------------------------------------------------------------
$300,000.01 - $350,000.00             68    $ 23,000,299.49     7.91%
$350,000.01 - $400,000.00            121      45,603,227.57    15.69
$400,000.01 - $450,000.00            105      44,817,549.61    15.42
$450,000.01 - $500,000.00             99      47,357,556.42    16.29
$500,000.01 - $550,000.00             47      24,712,363.74     8.50
$550,000.01 - $600,000.00             29      16,703,067.30     5.75
$600,000.01 - $650,000.00             58      36,697,085.55    12.62
$650,000.01 - $700,000.00              6       4,124,089.84     1.42
$700,000.01 - $750,000.00              5       3,661,822.16     1.26
$750,000.01 - $800,000.00              3       2,376,490.60     0.82
$800,000.01 - $850,000.00             12       9,938,973.32     3.42
$850,000.01 - $900,000.00             11       9,670,476.46     3.33
$900,000.01 - $950,000.00              3       2,765,455.21     0.95
$950,000.01 - $1,000,000.00            6       5,992,937.15     2.06
$1,000,000.01 >=                      10      13,257,849.70     4.56
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Minimum: $  314,523.75
Maximum: $1,495,000.00
Average: $  498,592.19
---------------------------------------------------------------------

---------------------------------------------------------------------
Gross Rate                          COUNT         UPB           %
---------------------------------------------------------------------
4.626% - 4.750%                        1    $    380,000.00     0.13%
5.001% - 5.125%                        2         828,000.00     0.28
5.126% - 5.250%                       34      16,988,399.46     5.84
5.251% - 5.375%                       54      25,455,892.10     8.76
5.376% - 5.500%                      148      71,298,798.70    24.53
5.501% - 5.625%                      127      63,713,561.56    21.92
5.626% - 5.750%                       90      46,363,435.45    15.95
5.751% - 5.875%                       91      45,939,187.89    15.80
5.876% - 6.000%                       27      15,245,622.07     5.24
6.001% - 6.125%                        6       2,621,548.65     0.90
6.126% - 6.250%                        2       1,453,914.75     0.50
6.376% - 6.500%                        1         390,883.49     0.13
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Minimum: 4.750%
Maximum: 6.500%
Weighted Average: 5.636%
---------------------------------------------------------------------

---------------------------------------------------------------------
Net Rate                            COUNT         UPB           %
---------------------------------------------------------------------
4.376% - 4.500%                        1    $    380,000.00     0.13%
4.751% - 4.875%                        2         828,000.00     0.28
4.876% - 5.000%                       34      16,988,399.46     5.84
5.001% - 5.125%                       54      25,455,892.10     8.76
5.126% - 5.250%                      148      71,298,798.70    24.53
5.251% - 5.375%                      127      63,713,561.56    21.92
5.376% - 5.500%                       90      46,363,435.45    15.95
5.501% - 5.625%                       91      45,939,187.89    15.80
5.626% - 5.750%                       27      15,245,622.07     5.24
5.751% - 5.875%                        6       2,621,548.65     0.90
5.876% - 6.000%                        2       1,453,914.75     0.50
6.126% - 6.250%                        1         390,883.49     0.13
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Minimum: 4.500%
Maximum: 6.250%
Weighted Average: 5.386%
---------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                 WAMU Jumbo 1-27
                                  15yr CA loans
================================================================================

---------------------------------------------------------------------
Original Term to Maturity           COUNT         UPB           %
---------------------------------------------------------------------
121 - 180                            583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Minimum: 180
Maximum: 180
Weighted Average: 180
---------------------------------------------------------------------

---------------------------------------------------------------------
Remaining Term to Stated Maturity   COUNT         UPB           %
---------------------------------------------------------------------
121 - 180                            583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Minimum: 169
Maximum: 180
Weighted Average: 180
---------------------------------------------------------------------

---------------------------------------------------------------------
Seasoning                           COUNT         UPB           %
---------------------------------------------------------------------
<= 0                                 439    $220,536,523.79    75.87%
1 - 1                                124      59,969,474.56    20.63
2 - 2                                 14       7,262,276.17     2.50
3 - 3                                  3       1,606,118.84     0.55
4 - 4                                  2         913,967.27     0.31
7 - 12                                 1         390,883.49     0.13
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Minimum: 0
Maximum: 11
Weighted Average: 0
---------------------------------------------------------------------

---------------------------------------------------------------------
FICO Scores                         COUNT         UPB           %
---------------------------------------------------------------------
0 - 0                                  1    $    503,169.13     0.17%
620 - 629                              6       2,503,406.84     0.86
630 - 639                              8       3,471,715.73     1.19
640 - 649                              3       1,768,000.00     0.61
650 - 659                              8       3,822,488.22     1.32
660 - 669                             11       5,061,395.12     1.74
670 - 679                              9       4,480,614.13     1.54
680 - 689                             26      13,737,119.36     4.73
690 - 699                             37      18,104,965.97     6.23
700 - 709                             42      23,588,684.42     8.12
710 - 719                             39      20,706,302.51     7.12
720 - 729                             53      26,239,125.90     9.03
730 - 739                             44      22,327,025.87     7.68
740 - 749                             43      21,504,871.43     7.40
750 - 759                             67      31,439,327.56    10.82
760 - 769                             62      30,763,131.51    10.58
770 - 779                             53      26,750,000.98     9.20
780 - 789                             42      20,906,776.19     7.19
790 - 799                             20       8,619,453.99     2.97
800 - 809                              8       3,979,669.26     1.37
810 - 819                              1         402,000.00     0.14
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Minimum: 0
Maximum: 810
Weighted Average: 735
---------------------------------------------------------------------

---------------------------------------------------------------------
Loan To Value Ratio                 COUNT         UPB           %
---------------------------------------------------------------------
<= 0.00%                              14    $  7,958,332.94     2.74%
5.01% - 10.00%                         1         464,345.79     0.16
10.01% - 15.00%                        4       2,078,577.46     0.72
15.01% - 20.00%                        8       3,469,756.22     1.19
20.01% - 25.00%                       11       5,782,861.14     1.99
25.01% - 30.00%                       19      10,119,176.68     3.48
30.01% - 35.00%                       27      13,886,964.37     4.78
35.01% - 40.00%                       41      19,377,389.30     6.67
40.01% - 45.00%                       56      28,233,664.36     9.71
45.01% - 50.00%                       57      29,300,994.89    10.08
50.01% - 55.00%                       59      28,997,859.58     9.98
55.01% - 60.00%                       58      28,246,050.41     9.72
60.01% - 65.00%                       67      36,237,184.34    12.47
65.01% - 70.00%                       60      31,111,524.53    10.70
70.01% - 75.00%                       61      26,948,062.90     9.27
75.01% - 80.00%                       39      18,028,012.18     6.20
85.01% - 90.00%                        1         438,487.03     0.15
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Minimum: 0.00%
Maximum: 88.00%
Weighted Average: 54.16%
---------------------------------------------------------------------

---------------------------------------------------------------------
Combined Loan To Value Ratio        COUNT         UPB           %
---------------------------------------------------------------------
<= 0.00%                             583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Minimum: 0.000%
Maximum: 0.000%
Weighted Average: 0.000%
---------------------------------------------------------------------

---------------------------------------------------------------------
DTI                                 COUNT         UPB           %
---------------------------------------------------------------------
<= 0.000%                            583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Minimum: 0.00%
Maximum: 0.00%
Weighted Average: 0.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Geographic Concentration            COUNT         UPB           %
---------------------------------------------------------------------
California                           583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
North-South CA                      COUNT         UPB           %
---------------------------------------------------------------------
North CA                             223    $111,349,326.13    38.31%
South CA                             360     179,329,917.99    61.69
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                 WAMU Jumbo 1-27
                                 15yr CA loans
================================================================================

---------------------------------------------------------------------
Zip Code Concentration              COUNT         UPB           %
---------------------------------------------------------------------
90210                                 16    $ 11,447,537.30     3.94%
90049                                 12       6,799,088.37     2.34
90275                                 14       6,754,178.11     2.32
95070                                 10       5,854,417.31     2.01
91436                                 11       5,312,968.07     1.83
Other                                520     254,511,054.96    87.56
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Loan Purpose                        COUNT         UPB           %
---------------------------------------------------------------------
No Cash Refi                         450    $222,699,531.16    76.61%
Cash Out Refi                        103      51,173,731.80    17.60
Purchase                              30      16,805,981.16     5.78
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Document Type                       COUNT         UPB           %
---------------------------------------------------------------------
Full                                 413    $207,477,441.87    71.38%
Low/Limited                          135      67,362,650.90    23.17
Streamlined/Quick                     35      15,839,151.35     5.45
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Property Type                       COUNT         UPB           %
---------------------------------------------------------------------
1-Family                             564    $282,183,386.50    97.08%
Condo                                 18       7,880,857.62     2.71
Multi-Family                           1         615,000.00     0.21
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Occupancy                           COUNT         UPB           %
---------------------------------------------------------------------
Primary                              579    $288,864,744.12    99.38%
Secondary                              4       1,814,500.00     0.62
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Prepayment Penalty                  COUNT         UPB           %
---------------------------------------------------------------------
3 Y                                    3    $  2,435,390.99     0.84%
No                                   580     288,243,853.13    99.16
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------
wa TERM: 0.000
---------------------------------------------------------------------

---------------------------------------------------------------------
Balloon Flag                        COUNT         UPB           %
---------------------------------------------------------------------
No                                   583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Mortgage Ins.                       COUNT         UPB           %
---------------------------------------------------------------------
Curr LTV < 80%                       582    $290,240,757.09    99.85%
MGIC                                   1         438,487.03     0.15
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Pay Type                            COUNT         UPB           %
---------------------------------------------------------------------
                                     583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Lien Type                           COUNT         UPB           %
---------------------------------------------------------------------
First Lien                           583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Pledge Loan                         COUNT         UPB           %
---------------------------------------------------------------------
                                     583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Relocation                          COUNT         UPB           %
---------------------------------------------------------------------
                                     583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Section-32                          COUNT         UPB           %
---------------------------------------------------------------------
                                     583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Foreign Borrower                    COUNT         UPB           %
---------------------------------------------------------------------
                                     583    $290,679,244.12   100.00%
---------------------------------------------------------------------
Total:                               583    $290,679,244.12   100.00%
---------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================


                                                                     Page 3 of 3